UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2006


                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


     REPUBLIC OF PANAMA               001-08430                 72-0593134
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


  777 N. Eldridge Parkway, Houston, Texas                          77079
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  (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5000
                                                    ----------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01 Entry Into a Material Definitive Agreement

     The Compensation Committee of our Board of Directors administers the Executive Incentive Compensation Plan ("EICP"), a cash bonus plan under which our executive officers participate. The bonus paid under the EICP is based principally on business and individual performance, however, our Compensation Committee may authorize additional payments to recognize exemplary accomplishments in any year. Under the EICP, our Compensation Committee establishes annual target awards, expressed as a percentage of the participating executive officer's annual base salary.

     On February 27, 2006, our Compensation Committee set specific target awards and performance goals for several executive officers including, Messrs. Bruce W. Wilkinson, Robert A. Deason, John A. Fees, Frank S. Kalman and John T. Nesser,
III. For the year ending December 31, 2006, the target awards for these executive officers are as follows:

     --------------------------------------------------------------
     Name of Executive Officer        Target Award (as a percentage
                                      of 2006 base salary)
     --------------------------------------------------------------
     Bruce W. Wilkinson                 80%
     --------------------------------------------------------------
     Robert A. Deason                   65%
     --------------------------------------------------------------
     John A. Fees                       65%
     --------------------------------------------------------------
     Francis S. Kalman                  55%
     --------------------------------------------------------------
     John T. Nesser, III                55%
     --------------------------------------------------------------

     Additionally, our Compensation Committee established weighted business and individual performance measures for these executive officers. For fiscal year 2006, the business performance measures are based upon the combined operating income of our three principal operating groups. For Messrs. Deason and Fees, the business performance measures also include separate measures for the operating income of two of our subsidiaries, J. Ray McDermott, S.A. and BWX Technologies, Inc., respectively. Three levels of business performance measures were established for the purpose of determining minimum, target and maximum bonus levels for each executive officer.

     Finally, the individual performance measures for these executive officers include (1) targeted levels of company-wide or applicable operating group safety averages at levels deemed appropriate by our Compensation Committee for Messrs. Wilkinson, Deason and Fees; (2) the implementation of enterprise software for Mr. Fees; and (3) the development and implementation of various strategic plans for each of these executive officers as considered appropriate by our Compensation Committee for improving shareholder value and our competitive position within the industries we participate.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         McDERMOTT INTERNATIONAL, INC.


                                         By: /s/ Michael S. Taff
                                             -----------------------------------
                                             Michael S. Taff
                                             Vice President and Chief Accounting
                                             Officer


March 2, 2006